UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund II

Investment Advisor

Kopernik Global Investors, LLC

KGGIX | KGGAX

Kopernik Global All-Cap Fund

KGIIX| KGIRX

Kopernik International Fund

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 855-887-4KGI. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Kopernik Funds if you invest directly with a Fund.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

The Funds file their complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www. sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-887-4KGI; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

Dear Fellow Shareholders:

Kopernik Global Investors is designed to put investor interests first. Using the same philosophy and process that our Chief Investment Officer, David Iben, has evolved over his 38-year career, we are committed to:

●	Adherence to our time-tested, common sense investment process.
●	Maintaining a manageable size of assets under management.
●	Employee ownership of the firm.
●	Significant employee investment in the funds.
●	Independent thought in an increasingly group-think, high-correlation investment world.
●	Commitment to investing at a significant discount to our calculated risk-adjusted intrinsic value.

We view these attributes as indispensable for our goal of generating significant excess returns, perhaps particularly the size of assets under management. The outcome of this process is an idiosyncratic portfolio of what we believe are good, but often misunderstood, companies.

Kopernik draws from the same investment team, process, and philosophy in managing the Kopernik Global All-Cap (the “Global All-Cap Fund”) and Kopernik International Fund (the “International Fund”). As of October 31, 2019, our overall firm assets, including advisory only assets, were at $4 billion. November 1, 2019 marked the 6-year anniversary of the Global All-Cap Fund, with assets under management (“AUM”) at $988 million. The International Fund, which was launched on June 30, 2015, marked its 4-year anniversary. It has been steadily growing, and as of October 31, 2019, its AUM was at $168 million. Thank you for all for your support!

For investment management companies that believe value matters, it has been one of the most difficult environments ever, even surpassing the early 1970s and late 1990s. The current market is extremely bifurcated largely due to the popular practice of indexation, passive investing and the use of exchange traded funds (“ETF”), accentuated by momentum-chasing algorithms. More than $5.4 trillion, since the Great Financial Crisis of 2007, has found its way into index funds. Passive funds now own 17.1% of S&P 500 companies, compared to 4.6% in 2005. A flood of assets this size has generally forced the ETF constructors to focus on the largest companies, with the most trading liquidity, in order to accommodate the torrents of money. The sheer weight of this amount of money, pouring into the limited number of large and liquid companies, has distorted prices to an extreme degree. Passive funds arguably deserve a place in large investor’s portfolios. They are low cost, liquid, and tax efficient. However, they do carry risks, not unlike any financial asset. The biggest risk is that ETFs, and other tracking products, do not consider what we believe to be the most important aspect of investing: valuation. In fact, since they focus on how large a company is within the index, they are, in fact, anti-value: companies become a bigger part of portfolios as they rise to more expensive levels. Concurrently, companies that are left outside of the major indexes are dumped at depressed prices by many active managers who scramble to meet redemptions of investors that are flocking into the index funds. When the market is too excited about a particular sector, money gets sucked out of other areas of the market, creating

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

opportunities for the long-term, active investors to find good bargains. Especially when faced with the challenging market conditions, it is important to remain steadfast in one’s belief in value investing. This bifurcated market has allowed us to buy great companies that are offered at distressed prices. In fact, there are many investment opportunities in the public market that look interesting. Our assessment of value is focused on thoroughly understanding the underlying business, identifying key industry characteristics and risks, and more importantly, risk-adjusting the intrinsic value to account for various risks that could prevent intrinsic value from fully materializing in the future. We buy securities at a price that offers a large discount to our risk-adjusted intrinsic value. This approach sounds straightforward, but practicing it requires enormous reserves of discipline, courage, and perseverance in the face of a market that constantly sends misleading messages. The optimal time to buy something is often when pessimism is at its maximum, as sellers are abundant and competition from other buyers is few and far between. To act in this manner requires a high degree of conviction in our positions. Nearly four decades of investing experience has demonstrated that our best investments have been those where conviction, based upon strong research-driven appraisals, has enabled us to stay the course in the face of extreme prejudice against that investment. We are willing to commit capital and be patient when we have a firm belief that the upside is substantial, relative to the downside, and is worth waiting for.

This process has led to portfolios that are currently well positioned. The Funds own: the world’s two largest uranium mining companies, plus three other uranium companies with meaningful reserves; a collection of companies that are endowed with large gold reserves (well diversified across countries, regions, management teams, currencies, geologies, and market cap, etc.); several premier global trading franchises; two dominant hydroelectric power companies; an oligopolistic railway operator and other transportation franchises; agricultural companies owning rich top-soil across the globe; the world’s largest, and lowest cost, natural gas company; the addition of several North American-based natural gas producers; several large, strong, oligopolistic phone service providers, including the world’s largest; and an assortment of other attractively priced businesses which you are unlikely to find in many other portfolios. We own these world-class businesses at very attractive valuations. The portfolio’s, in aggregate, are selling at a significant discount to book value, meaning that they would appreciate substantially if the market merely returned to book value. Often companies are worth more than their historic accounting value. The portfolios could appreciate significantly more if/when the market comes around to the values to which our analyst team has appraised these companies.

Navigating manic markets is not easy for us or presumably for you. With this in mind, we have built a team of three-dozen professionals, including a dozen dedicated to research. They are here to provide the solid, logical research required to stay the course during tough times. Additionally, we have a team of investor-relations professionals committed to providing you with a thorough understanding of what we do, and more importantly, how we do it and why. This, we hope is helpful to you as well, as you navigate this fascinating, wild, investment environment. We have a very seasoned business and operations team dedicated to getting information to you timely, accurately, and effectively. They, in turn, work with our partner SEI Investments Company, providing middle- and back-office, and fund administration. We are

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

dedicated to meeting the long-term investment needs of the Fund-holders, our fellow investors.

This is a fulfilling, interesting, and gratifying business. It is never more gratifying than now, when we can offer a very attractively valued portfolio, in an environment that generally offers a lot of risks and little prospect for returns. For more on why we perceive such an environment, please refer to Viewpoints from our investment team and the quarterly call transcripts on Kopernik’s website (www.kopernikglobal.com).

An important factor in the success of our investing strategy over the past several decades has been an investor base that is aligned with our highly differentiated approach, which is too idiosyncratic for many. We are incredibly grateful to you, our fellow investors, who have been with us during these very volatile years. It’s a privilege for Kopernik to be entrusted with the important task of both protecting, and growing, your wealth. We take this responsibility seriously and work hard each day hunting for value in the global market.

On behalf of our all of our employees/owners, we are honored to serve you.

David B. Iben, CFA, Chief Investment Officer

Neda Yarich, President

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Fellow Shareholders:

As of October 31, 2019, Kopernik Global Investors, LLC (“Kopernik”) is well into its 7th year of existence, to which we owe a huge amount of gratitude to our shareholders and clients. We understand the pressure you feel on a day to day basis and maintaining faith in value during extreme times is difficult. Like you, we continue to hold fast to our philosophy and process. We believe that the protracted bear market for value stocks portends good returns in the future. We are grateful that so many feel similarly, as a result Kopernik is managing peak assets of $4 billion. A large size, however, is not something we aspire towards. We remain committed to keeping our capacity constrained, believing that true value investing requires maintaining a size that enables one to take advantage of market opportunities. The portfolio is constructed through a research process that has been fine-tuned by Dave Iben during his investing career of close to four decades. We know that understanding value investing and practicing value investing are two very different things. For that reason, we have created an incentive scheme that rewards a long-term investment performance and a culture that emphasizes independent thought and respect for our team members. The research team meets daily to properly vet ideas, challenge assumptions and encourage each other when market pessimism, and, importantly, market opportunity, is at its maximum. Our analysts are well-versed in their sectors and continue to challenge unknown, subconscious biases. During 2019, our analysts collectively traveled to 17 different countries to continue building knowledge. We believe traveling internationally is a great way to continue to expand our horizon and broaden our knowledge base. It is with this knowledge base that we can be opportunistic and make the best return for our shareholders.

Value stocks have underperformed growth/momentum stocks for the last 12 years, while our style of value has been out of favor for the last 7 1⁄2 with 2016 being the large exception. It is natural to question if this environment constitutes a “new normal.” Some commentators have even gone so far as to say cycles are not something that we need to worry about anymore given the “supernatural powers” of central bankers. We disagree. We believe that while central bankers have extended the length and breadth of the current cycle, they cannot eliminate cycles. Through Quantitative Easing (QE) and ultra-low interest rates, central bankers have succeeded in inflating asset prices and distorting the price of money, driving malinvestment and dislocating asset values from their intrinsic values. Today, as in 1972 and 1999, the connection between market values and intrinsic values has been stretched significantly.

The “nifty-fifty” stocks were popular in 1972 and technology stocks were popular in 1999. Value stocks were incredibly under-owned. What happened to the momentum stocks after these manias is a story that we all know but should remind ourselves of again. The nifty fifty stocks defied gravity until the market corrected in 1973, but then came crashing down 70%, 80%, and some of them 100%, through 1974. Some very exciting companies of the era turned out to be less than nifty: Polaroid was down 91%, Xerox fell 71%; Avon fell 86%; McDonald’s fell 69%; Disney fell 84%. These were the high-quality companies that investors referred to as “one -decision” stocks; stocks that would always be bought and never sold. History shows

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

these were actually multi-decision stocks. More recent history, the late 1990s technology boom, was followed by the inevitable bust, during which the NASDAQ fell 78%, from high in March 2000 to the low in October 2002. Value outperformed growth significantly in these periods, and our style of value generated meaningfully positive returns during these periods.

Today, growth stocks are the most expensive they have been since 1999 relative to value. Our observations indicate that investors are willing to pay a premium for perceived certainty and low volatility. And this premium is hefty:

●

Recently $17 trillion of bonds had a negative nominal yield and $35 trillion had a negative real yield. Negative yielding bonds, once an inconceivable concept, at one point made up 22% of total global debt outstanding. This means investors are either willingly lending their money at a loss or expecting that someone else will be willing to pay them an even more exorbitant price in the future, thereby locking in an even larger guaranteed loss for themselves. It is an interesting time when investors are buying bonds for capital gains and stocks for income.

●

The Shiller Price/Earnings ratio is 30x (30 times), which is almost double the average 16x (16 times) multiple. The assumption that profit margins normalize is debatable and we note that many well-respected portfolio managers have made the case that profit margins will not normalize; however, in addition to making the case that they will, we point out that even the current 19x (19 times) Price/Earnings ratio of the market is high.

●	The market Enterprise Value/Sales ratio is the highest it has been in more than a decade, and in the U.S. is the highest on record.

It is a well-known feature of cycles that, at the extremes, people stop believing in them. At these times, it is especially important to both think logically, and to study history. The data we’ve presented above should at least entice investors to consider the possibility that this is an inopportune time to be committing meaningful funds towards momentum stocks. Equally worthy of thought is the idea that now is precisely the time to be directing an increasing portion of one’s funds towards deeply discounted value stocks. This fact has us feeling quite encouraged about the future. And, while the gulf between value stocks and momentum stocks is about as large as we’ve ever seen, we are equally excited by the severe extremes that are currently being witnessed in other areas. Even within the ‘value’ camp of investors, opinions differ. During the late 1990s, many re-defined ‘value’ to be ‘GARP’ (growth at a reasonable price), or else as ‘value with a catalyst’ investors. The result was that true value stocks became very cheap relative to the new breed of value. Flash forward two decades and the majority of value investors seem to have re-defined value as ‘quality franchise.’ Once again, we believe that ‘true value’ stocks currently sell at a large discount to the ‘new, new thing’ version of value. We live by the old saw that ‘you won’t find value in a crowd.’ Quality franchises, we’re told, are embraced by investors calling themselves: value, momentum, growth, core, quant, passive, smart-beta, and who knows what else. Lastly, while quality franchises have a very desirable attribute, any process that doesn’t incorporate price is certainly not investing, in our opinion. Clearly, it isn’t value investing.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

Another over-extended trend is that of U.S.-domiciled stocks versus non-U.S. stocks. Those indexing with the MSCI-ACWI (All Country World Index) have knowingly, or unknowingly, committed 55% of their funds to one single country. While it is a great country, there’s a price for everything. The U.S. economy accounts for less than a fifth of world Gross Domestic Product (“GDP”). More value can be found beyond the border line.

Then there are the extreme prices being paid for financial assets relative to the meager valuations being accorded real assets. One doesn’t need any hint of inflation to love the prospects for the stocks of corporate owners of precious real assets. If, as has inevitably happened in the past, central bankers end up having created inflation, the snap back in hard assets relative to financials should be pronounced.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

Before moving on, it seems paramount to address one of the greatest cyclical extremes we’ve ever witnessed – passive strategies versus active investment. We believe an extremely bifurcated market is almost guaranteed when money pours into passive investment strategies. JP Morgan estimated that approximately 60% of money is invested through index funds and ETFs while another 20% is invested through quantitative investment funds, which means that close to 80% of invested capital is committed without any efforts toward price discovery, a bare minimum due diligence requirement in our humble opinion. To repeat this important point – 80% of investors’ hard-earned money is being invested with “blindfolds”. Passive investing works best when the large majority of investors are doing their due diligence. When a minority of investors perform analysis, “the tail” is figuratively “wagging the dog”. We believe, and empirical evidence supports, that valuations can become stretched from fundamentals for a long time, but not forever. At some point, valuation will dictate the flows rather than the other way around. Active managers, with well positioned portfolios, will benefit meaningfully, post that inflection point.

As a result of extremes in Active/Passive, Value/Growth, Quality Franchise/Value, Global/U.S.-only, and Real Asset/Financial Assets, Kopernik’s portfolios are currently well-positioned. Kopernik Global All-Cap Fund (the “Fund”) owns significant positions in companies that own natural resources including uranium, gold, copper, silver, oil, and natural gas, all of which have significant reserves and resources and are expected to be operating for many decades in the future. The companies held in the portfolio own a combined 3.7 billion pounds of uranium, 670 million ounces of gold, 187 billion pounds of copper, 4.4 billion ounces of silver, 27.5 billion barrels of oil, and 1,268 trillion cubic feet of gas. These are essentials that- the world needs, especially the developing nations, and the prices for these commodities are trading

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

well below replacement values. Natural resources have been out of favor for a long time as the previous decade’s bull market incented a large amount of supply growth. Today, we see supply contracting, which should be bullish for prices in the long run. In addition to the resource companies, the Fund owns several oligopolistic-type businesses: several dominant telecom companies; leading hydroelectric and nuclear power companies; and railway operators and transportation franchises. Rounding out the portfolio is a number of other attractively priced business which you are unlikely to find in many other portfolios – in fact, the overlap with competitive offerings is effectively zero.

These world-class businesses are currently trading at very attractive valuations. The portfolio, in aggregate, is selling at a significant discount to book value. Since accounting book value doesn’t necessarily parallel economic value, we appraise an economic book value, which often exceeds accounting book value. Additionally, we look at multiple valuation metrics and focus on using an industry tailored metric. Every single company in the portfolio is inexpensive based on these industry specific metrics, and in aggregate, the portfolio is inexpensive relative to cashflows, earnings, sales and economic replacement value. The Fund could appreciate significantly if/when the market recognizes the values to which our analyst team has appraised these companies.

The good news is that the cyclical nature of the markets occasionally allows investors to acquire the stocks of great companies at unusually attractive prices, often leading to especially good returns going forward. As should be clear from the above, this appears to be one of those times. The bad news is the necessary process required to get to these extremes. As stocks get undervalued, investors scoop them up. In extended markets, they invariably get cheaper, inflicting pain on the holders of these values. In generational cycles, the pain gets to be intense and is compounded by the fact that speculators are often making tremendous amounts of money, at least in the short-term. As mentioned above, we are currently in the longest cycle in recorded history. As such, value investors are lagging far behind less value focused investors, present company included. Over the twelve-month period ended October 31st, 2019, the Fund, Class I Shares and Class A Shares, returned 2.36% and 2.09% respectively, compared to the MSCI All Country World Index (“MSCI ACWI”), which returned 12.59% during the same period. On an annualized 3-year basis the Fund’s Class I Shares and Class A Shares, returned 1.35% and 1.06% respectively, versus 11.33% for the MSCI ACWI. On an annualized since-inception basis, the Fund’s Class I Shares and Class A Shares returned 1.18% and 0.93% respectively, versus 7.26% for the MSCI ACWI.

While it is disappointing that value has lagged for such a pronounced period of time, we take solace in the positive returns and especially in what current valuations portend for the future.

However, we are not being cavalier. In fact, always, but especially during periods of lackluster returns, we review our holdings and evaluate whether we’ve gotten it wrong (as we expect to roughly one-third of the time) or conversely whether the market is having another of its infamous bipolar moments, focusing on popularity and emotions rather than fundamentals. It’s wont to do so over short periods of time, but analysis is particularly apropos as the current disconnect extends into the intermediate term. In this letter, we review some of our largest

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

positions and discuss the current environment.

Uranium

Uranium remains, in our view, one of the Fund’s most compelling investments. As a value investor, it is a rare opportunity when both the fundamentals and the valuations are compelling. Such is the case with uranium. Uranium demand has been growing for the past six years and, the World Nuclear Association (“WNA”) expects that growth to continue. Between 2016-2020, there are expected to be 47 new reactors online built across 11 countries, and recently, the WNA revised its nuclear generating capacity projections upwards, the first time in eight years. Their projections include three scenarios, covering a range of possibilities for nuclear power to 2040. Even the lower demand scenario, a scenario that supposes an environment with deteriorating public sentiment, declining demand growth in the US and Europe, and more challenging nuclear economics, will require new uranium mines to be developed to meet demand.

A uranium price of $23.85 per pound, which is down 84% from its high in 2007, is not enough to bring on this demand. We estimate that uranium is trading at a third of its incentive price. Stated another way, the uranium price would have to go up three times before we start to see a significant, sizeable increase in mine supply. This estimate is based on conversations with management teams, aggregated industry data on extraction costs, and anecdotal evidence. The prolonged depressed uranium prices have forced companies to cut supply including Cameco Corp. (“Cameco”), the second largest uranium producer in the world. In July 2018, Cameco shut down the world’s largest uranium mine and decided it makes more economic sense to buy uranium on spot to fulfill their contracts. In addition, NAC Kazatomprom JSC (“Kazatomprom”), the world’s largest uranium mining company, has curbed planned production growth. These actions are bullish for the long-term price of uranium and bullish for the share prices of the Fund’s uranium holdings including Cameco, Kazatomprom, Denison Mines Corp (“Denison”), Fission Uranium Corp. (“Fission”), NexGen Energy Ltd. (“NexGen”), Yellow Cake PLC and Uranium Participation Corp. Kazatomprom and Cameco control around 60% of the market and have low cost mines that will be able to produce for many decades in the future. Other companies, such as Denison, Fission and NexGen own earlier stage deposits, which brings a larger degree of uncertainty. Because of these uncertainties, the market is selling the assets at a significant discount to our estimated intrinsic value. We agree that these uncertainties add risk, however, there is a price for everything, and this price is too low, in our opinion. We believe the producers will rerate to multiples of their current share prices. The earlier stage companies have even more upside.

Precious Metals

For many years, a large percentage of the portfolio has been invested in precious metals companies. Through the years, we have maintained our maximum position (except for briefly during 2016’s run-up), however the mix of companies has changed: we sold some companies as they approached their risk-adjusted intrinsic value while we sold others to take advantage of better opportunities in the mining space. Our trims and adds over the years have contributed

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

positively to the Fund’s returns.

As with uranium, gold mining companies trade much lower than what the fundamentals would lead one to believe. Gold demand remains strong, and demand from central banks grew sharply in 2018. Meanwhile, supply is effectively fixed. New mine supply only adds roughly 2% to the above ground gold stock, meaning any increase in demand will have to be met with higher gold prices. Furthermore, large, industry leading, new gold mines will need much higher gold prices to attract the capital necessary to build them.

These dynamics are starting to be recognized in the market: the gold price increased from $1,214 an ounce to $1,512 an ounce during the year. However, this price is still under our estimated incentive price and well under our estimated price of gold if it were to be valued as money. Since gold supply is fixed, valued as money, a gold ounce’s value in dollar terms increases with every incremental dollar printed by the central bank. Thus, as central banks resumed QE and printed billions of dollars to support the repo market, the intrinsic dollar price of gold increased in 2019. We note that historically central banks have never been able to pull money out of the financial system without causing significant market volatility. Thus, money printed is assumed to have permanently increased the money supply base.

While the fundamentals for a higher gold are supportive, we take comfort in the fact that many of our holdings are trading below liquidation value using current gold prices. Thus, we believe our downside risk is minimal. The portfolio owns a diversified group of metals companies, diversifying across geology, geographies, and management teams. Our largest positions, Centerra Gold Inc. (“Centerra”) and Newcrest Mining Ltd. (“Newcrest”), were notable contributors to the Fund’s returns. Centerra, an intermediate gold producer that owns long-lived, high grade assets in Kyrgyzstan, Canada, and Turkey, rose 118% for the year. Centerra has been one of the few companies in the gold mining sector to create shareholder value by investing countercyclically, increasing their reserves per share by 42% since 2013. They have done this while building a project in Turkey and maintaining a conservative balance sheet. Newcrest is a senior gold producer and owner of one of the largest gold reserve and resource endowments globally. They historically were focused primarily in Australia and Papua New Guinea, however, they, like Centerra, invested countercyclically and have been able to purchase stakes in large deposits in Ecuador and Canada for an inexpensive price. For example, in 1Q 2019, Newcrest purchased 70% of the Red Chris gold and copper mine in British Columbia for $800 million, which is 1/3 of our estimated value. We appreciate partnering with companies that can take advantage of the cycle, and continue to view the shares of both companies to be attractively priced.

Maintaining a diversified portfolio of companies is important to reduce idiosyncratic risk. Mining is a tough business and upsets can happen. Turquoise Hill Resources Ltd. (“TRQ”), a copper/gold mining company, had a disappointing year. TRQ owns 66% of Oyu Tolgoi, a very large copper/gold deposit in the Gobi desert in Mongolia. The mine has 47 billion pounds of copper and 25 million ounces of gold, and once fully producing, will be the 3rd largest copper mine in the world. TRQ has been successfully mining the open pit since 2013 and it is currently building the underground portion of the mine under the direction of Rio Tinto,

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

the majority owner of TRQ and operator of the project. In July 2019, the company announced cost overruns of between $1.2 billion and $1.9 billion, a 20%-40% overrun to the original capital expenditure (“capex”) estimate, and a delay to first production from the underground development. We note that costs in the mining business are extremely difficult to predict and cost overruns in capital is not a rare occurrence. We believe the market often overreacts, which provides us the opportunity to buy world class businesses at inexpensive prices. Such was the case with TRQ: while the additional capex reduced our theoretical value by 8% while the market drove TRQ’s price down -44% the day of the announcement. We maintain our conviction in the long-term value of TRQ.

Natural Gas

Less straightforward than the fundamentals for uranium and gold are the fundamentals for natural gas. Substitution risk exists in the long-term as the technology in carbon-free options such as nuclear, solar, wind, and batteries improves. This transition, however, will not happen overnight and we believe that the world will continue to use natural gas in some capacity for the foreseeable future. Natural gas demand is growing strongly as the world shifts away from coal. Unlike uranium and gold however, supply in natural gas has also grown faster and continues to grow. As a result, natural gas prices have been on a downward path for the last couple of years and experienced a volatile year in 2019 falling from a high of $3.15 per mcf in March down to a low of $2.37 per mcf in August, a 25% decline. Between 2011 and today, natural gas prices have dropped 70%.

With natural gas, as with all the commodities in which we invest, we find the shares of companies are most attractively priced when the industry is oversupplied. The natural gas companies have been poor capital allocators, buying assets at the wrong time in the cycle, and pursued a strategy focusing on production growth at the expense of profitability. The natural gas price and the share prices of natural gas companies in the US are clearly reflecting these past mistakes. Range Resources Corp. (“Range”), an independent exploration and production company primarily engaged in natural gas production in the United States, was down -74% for the year. However, the solution to low prices is low prices – the equity markets are demanding more production discipline from the natural gas companies. The company has succeeded in lowering costs during the year, and a recent asset sale has helped lower their debt levels. We maintain conviction in Range’s very large and low-cost resource.

While North American energy holdings mostly detracted, our exposure to European natural gas markets helped returns. Gazprom PJSC (“Gazprom”) is the largest producer of natural gas in the world, with reserves over three times those of its next biggest non-government competitor. It has a monopoly on gas exports from Russia and is one of the main suppliers of gas to Europe, with about 25% market share. The European natural gas market is growing as Europe shifts away from more carbon emitting electricity sources. Europe does not have the natural gas reserves that the US does and thus it would be extremely difficult to substitute away from Gazprom. In addition to this competitive advantage, we are attracted to Gazprom’s low-cost reserves, which should provide many years of profitable production. Gazprom’s share price was up 85% during the year and we trimmed on strength.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

Utilities

The Fund owns sizeable positions in electricity generating utilities. Here again, demand is growing as more of the global population enters the middle class and demands electricity. Incumbents in the industry have many advantages, however the primary advantage is that the electricity generating capacity has already been built. Today, we are finding opportunities, particularly in emerging markets, where the companies are trading less than the price it would take to replace these assets, age-adjusted. RusHydro PJSC, the largest hydro-electric generating company in Russia, and one of the largest in the world, is trading slightly higher than a third of book value and a little more than a tenth of our estimate of their economic book value. Electricite de France SA (“EDF”), owner of the world’s largest fleet of nuclear power reactors, is also trading at 65% of book value and 25% of economic book value. While it is true that governments have the power to depress returns over the short-term, over the long-term, governments will ultimately be forced to choose between allowing companies to earn a fair rate of return on invested capital or reduced electric generating capacity. In our experience, history has shown that voters like low electricity rates until it means they don’t get to have electricity. Certainly, it worked well for the Fund when it took advantage of temporary distress to buy more Centrais Eletricas Brasileiras SA (“Eletrobras”) shares in 2015. It has since, been one of the better investments. Eletrobras is still owned, but as a much smaller position, post the advance.

Telecommunications

We own several dominant telecommunications (“telecom”) companies in China and Korea. Demand for telecommunications services is growing globally, particularly in emerging markets. Yet today’s price multiples on companies in market leading positions do not reflect this dynamic: KT Corp., the #1 player in the fixed line business and the #2 player in the mobile phone business, is trading at less than half of book value and a 9% earnings yield (even with depressed margins); China Telecom Corporation, Ltd. and China Mobile Ltd., both dominant players in the China, are both trading at 10x (10 times) earnings. All three have world-leading technology. The earnings of these companies are stable. Like utilities, telecom companies, face challenges in the regulatory environment where governments effectively dictate the price a company can charge for its services. The government’s choice is the same: allow the companies to earn a fair rate of return on investments or accept an environment where investments in capital are not made. We believe the former choice is made in the long run.

S&P 500 Index Put Option

While the S&P 500 Index put option detracted from Fund performance, we believe the put option is a very attractive investment opportunity where the risk/reward asymmetry is skewed positively in our favor. As has been the case since we first started buying and rolling the put option, implied volatility remains at multi-year lows while the S&P 500 Index is priced for perfection. If momentum stocks continue to move positively and steadily upwards, we would expect the put option to detract; however, to our earlier remarks, the market price and intrinsic value are linked. The put option detracted for most of the year as the market continued its rally, but we rolled our position into new put options with increasingly higher strike prices, which

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

will allow us to participate in the upside even with a small correction in the market. Market corrections of 30% when prices are at these levels has happened in the past, and while we are not predicting this will be the case, we believe the Fund is well positioned should the S&P 500 decline, an event that seems long overdue.

New positions in the Fund

We took advantage of the increased global market bifurcation to buy new positions in inexpensive stocks. We added the following companies to the portfolio: General Electric Co. (“General Electric”), Stolt-Nielsen, Ltd. (“Stolt-Nielsen”), Cobalt 27 Capital Corp. (reorganized into Conic Metals Corp.), Fresnillo PLC (“Fresnillo”), Inpex Corp., Southwestern Energy Co. (“Southwestern”), Kazatomprom, LSR Group PJSC, Korea Electric Power Corp. (“Kepco”), LG Corp. Below we highlight some of the larger positions.

General Electric, a US based conglomerate with businesses in Aviation, Healthcare, Power, Oil and Gas, Power and Lighting, was first purchased in November of 2018 after a significant drop in the share price. General Electric has market leading positions in high barrier to entry industries, most notably in their jet engine and medical imaging equipment businesses. While debt remains a concern, we believe that the value of their assets more than cover their future liabilities. Throughout the year we added on weakness and trimmed on strength.

Another new name in the portfolio is Stolt-Nielsen, a leading specialty tanker company. The shipping industry is extremely cyclical, and we like to take advantage when oversupply forces the price of ships below the age-adjusted replacement value. We increased our position during the year opportunistically.

In the materials space we added Fresnillo, one of the world’s largest silver mining companies with significant exposure to gold as well. Fresnillo’s share price fell on news that extraction costs increased dramatically. We purchased the stock since we place higher import on their extremely large reserve and resource.

In the energy sector, we added Southwestern and Kazatomprom. Southwestern is natural gas, natural gas liquids (“NGL”) and oil exploration and production company with operations in the US. Like Range Resources, we like Southwestern’s exposure to very low cost, long lived reserves; assets that will be worth multiples of their current value in an environment with higher natural gas prices. As described earlier, we believe this scenario is highly likely, and we like the risk reward profile of Southwestern. Finally, in the energy sector, we participated in Kazatomprom’s IPO in late 2018. Kazatomprom, as mentioned earlier in this letter, is the largest uranium company in the world.

Kepco is a dominant, integrated, and government owned electric utility in South Korea, controlling 100% of the country’s distribution and transmission assets and 76% of the nation’s power generating capacity. The company owns a diversified mix of electricity generating assets and is trading at less than a third of book value and a significantly larger discount to the age adjusted economic book value.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

Eliminations in the Fund

Finally, we exited certain names either on strength or to deploy capital toward more attractive opportunities. Eliminated positions include: Goldcorp, Inc., Diebold Nixdorf Inc., Protek PJSC, Guoco Group Ltd., West Japan Railway Co., and Immofinanz AG.

As always, we appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Indices

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

S&P 500 Index is an American stock market index that tracks the 500 most widely held common stocks listed on the New York Stock Exchange or NASDAQ and captures approximately 80% coverage of available U.S. market capitalization. The Index seeks to represent the entire U.S. stock market by reflecting the risk and return of all large-cap companies.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

Dear Fellow Shareholders:

As of October 31, 2019, Kopernik Global Investors, LLC (“Kopernik”) is well into its 7th year of existence, to which we owe a huge amount of gratitude to our shareholders and clients. We understand the pressure you feel on a day to day basis and maintaining faith in value during extreme times is difficult. Like you, we continue to hold fast to our philosophy and process. We believe that the protracted bear market for value stocks portends good returns in the future. We are grateful that so many feel similarly, as a result Kopernik is managing peak assets of $4 billion. A large size, however, is not something we aspire towards. We remain committed to keeping our capacity constrained, believing that true value investing requires maintaining a size that enables one to take advantage of market opportunities. The portfolio is constructed through a research process that has been fine-tuned over close to 4 decades. We know that understanding value investing and practicing value investing are two very different things. For that reason, we have created an incentive scheme that rewards a long-term investment performance and a culture that emphasizes independent thought and respect for our team members. The research team meets daily to properly vet ideas, challenge assumptions and encourage each other when market pessimism, and, importantly, market opportunity, is at its maximum. Our analysts are well-versed in their sectors and continue to challenge unknown, subconscious biases. During 2019, our analysts collectively traveled to 17 different countries to continue building knowledge. We believe traveling internationally is a great way to continue to expand our horizon and broaden our knowledge base. It is with this knowledge base that we can be opportunistic and make the best return for our shareholders.

Value stocks have underperformed growth/momentum stocks for the last 12 years, while our style of value has been out of favor for the last 7 1⁄2 with 2016 being the large exception. It is natural to question if this environment constitutes a “new normal.” Some commentators have even gone so far as to say cycles are not something that we need to worry about anymore given the “supernatural powers” of central bankers. We disagree. We believe that while central bankers have extended the length and breadth of the current cycle, they cannot eliminate cycles. Through Quantitative Easing (QE) and ultra-low interest rates, central bankers have succeeded in inflating asset prices and distorting the price of money, driving malinvestment and dislocating asset values from their intrinsic values. Today, as in 1972 and 1999, the connection between market values and intrinsic values has been stretched significantly.

The “nifty-fifty” stocks were popular in 1972 and technology stocks were popular in 1999. Value stocks were incredibly under-owned. What happened to the momentum stocks after these manias is a story that we all know but should remind ourselves of again. The nifty fifty stocks defied gravity until the market corrected in 1973, but then came crashing down 70%, 80%, and some of them 100%, through 1974. Some very exciting companies of the era turned out to be less than nifty: Polaroid was down 91%, Xerox fell 71%; Avon fell 86%; McDonald’s fell 69%; Disney fell 84%. These were the high-quality companies that investors referred to as “one -decision” stocks; stocks that would always be bought and never sold. History shows these were actually multi-decision stocks. More recent history, the late 1990s technology boom, was followed by the inevitable bust, during which the NASDAQ fell 78%, from high

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

in March 2000 to the low in October 2002. Value outperformed growth significantly in these periods, and our style of value generated meaningfully positive returns during these periods.

Today, growth stocks are the most expensive they have been since 1999 relative to value. Our observations indicate that investors are willing to pay a premium for perceived certainty and low volatility. And this premium is hefty:

●

Recently $17 trillion of bonds had a negative nominal yield and $35 trillion had a negative real yield. Negative yielding bonds, once an inconceivable concept, at one point made up 22% of total global debt outstanding. This means investors are either willingly lending their money at a loss or expecting that someone else will be willing to pay them an even more exorbitant price in the future, thereby locking in an even larger guaranteed loss for themselves. It is an interesting time when investors are buying bonds for capital gains and stocks for income.

●

The Shiller Price/Earnings ratio is 30x (30 times), which is almost double the average 16x (16 times) multiple. The assumption that profit margins normalize is debatable and we note that many well-respected portfolio managers have made the case that profit margins will not normalize; however, in addition to making the case that they will, we point out that even the current 19x (19 times) Price/Earnings ratio of the market is high.

●	The market Enterprise Value/Sales ratio is the highest it has been in more than a decade, and in the U.S. is the highest on record.

It is a well-known feature of cycles that, at the extremes, people stop believing in them. At these times, it is especially important to both think logically, and to study history. The data we’ve presented above should at least entice investors to consider the possibility that this is an inopportune time to be committing meaningful funds towards momentum stocks. Equally worthy of thought is the idea that now is precisely the time to be directing an increasing portion of one’s funds towards deeply discounted value stocks. This fact has us feeling quite encouraged about the future. And, while the gulf between value stocks and momentum stocks is about as large as we’ve ever seen, we are equally excited by the severe extremes that are currently being witnessed in other areas. Even within the ‘value’ camp of investors, opinions differ. During the late 1990s, many re-defined ‘value’ to be ‘GARP’ (growth at a reasonable price), or else as ‘value with a catalyst’ investors. The result was that true value stocks became very cheap relative to the new breed of value. Flash forward two decades and the majority of value investors seem to have re-defined value as ‘quality franchise.’ Once again, we believe that ‘true value’ stocks currently sell at a large discount to the ‘new, new thing’ version of value. We live by the old saw that ‘you won’t find value in a crowd.’ Quality franchises, we’re told, are embraced by investors calling themselves: value, momentum, growth, core, quant, passive, smart-beta, and who knows what else. Lastly, while quality franchises have a very desirable attribute, any process that doesn’t incorporate price is certainly not investing, in our opinion. Clearly, it isn’t value investing.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

Another over-extended trend is that of U.S.-domiciled stocks versus non-U.S. stocks. Those indexing with the MSCI-ACWI (All Country World Index) have knowingly, or unknowingly, committed 55% of their funds to one single country. While it is a great country, there’s a price for everything. The U.S. economy accounts for less than a fifth of world Gross Domestic Product (“GDP”). More value can be found beyond the border line.

Then there are the extreme prices being paid for financial assets relative to the meager valuations being accorded real assets. One doesn’t need any hint of inflation to love the prospects for the stocks of corporate owners of precious real assets. If, as has inevitably happened in the past, central bankers end up having created inflation, the snap back in hard assets relative to financials should be pronounced.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

Before moving on, it seems paramount to address one of the greatest cyclical extremes we’ve ever witnessed – passive strategies versus active investment. We believe an extremely bifurcated market is almost guaranteed when money pours into passive investment strategies. JP Morgan estimated that approximately 60% of money is invested through index funds and ETFs while another 20% is invested through quantitative investment funds, which means that close to 80% of invested capital is committed without any efforts toward price discovery, a bare minimum due diligence requirement in our humble opinion. To repeat this important point – 80% of investors’ hard-earned money is being invested with “blindfolds”. Passive investing works best when the large majority of investors are doing their due diligence. When a minority of investors perform analysis, “the tail” is figuratively “wagging the dog”. We believe, and empirical evidence supports, that valuations can become stretched from fundamentals for a long time, but not forever. At some point, valuation will dictate the flows rather than the other way around. Active managers, with well positioned portfolios, will benefit meaningfully, post that inflection point.

As a result of extremes in Active/Passive, Value/Growth, Quality Franchise/Value, Global/U.S.-only, and Real Asset/Financial Assets, Kopernik’s portfolios are currently well-positioned. The Kopernik International Fund (the “Fund”) owns significant positions in companies that own natural resources including uranium, gold, copper, silver, oil, and natural gas, all of which have significant reserves and resources and are expected to be operating for many decades in the future. The companies held in the portfolio own a combined 2.9 billion pounds of uranium, 485 million ounces of gold, 126 billion pounds of copper, 2.5 billion ounces of silver, 25.5

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

billion barrels of oil, and 1,248 trillion cubic feet of gas. These are essentials that the world needs, especially the developing nations, and the prices for these commodities are trading well below replacement values. Natural resources have been out of favor for a long time as the previous decade’s bull market incented a large amount of supply growth. Today, we see supply contracting, which should be bullish for prices in the long run. In addition to the resource companies, the Fund owns several oligopolistic-type businesses: several dominant telecom companies; leading hydroelectric and nuclear power companies; and railway operators and transportation franchises. Rounding out the portfolio is a number of other attractively priced business which you are unlikely to find in many other portfolios – in fact, the overlap with competitive offerings is effectively zero.

These world-class businesses are currently trading at very attractive valuations. The portfolio, in aggregate, is selling at a significant discount to book value. Since accounting book value doesn’t necessarily parallel economic value, we appraise an economic book value, which often exceeds accounting book value. Additionally, we look at multiple valuation metrics and focus on using an industry tailored metric. Every single company in the portfolio is inexpensive based on these industry specific metrics, and in aggregate, the portfolio is inexpensive relative to cashflows, earnings, sales and economic replacement value. The Fund could appreciate significantly if/when the market recognizes the values to which our analyst team has appraised these companies.

The good news is that the cyclical nature of the markets occasionally allows investors to acquire the stocks of great companies at unusually attractive prices, often leading to especially good returns going forward. As should be clear from the above, this appears to be one of those times. The bad news is the necessary process required to get to these extremes. As stocks get undervalued, investors scoop them up. In extended markets, they invariably get cheaper, inflicting pain on the holders of these values. In generational cycles, the pain gets to be intense and is compounded by the fact that speculators are often making tremendous amounts of money, at least in the short-term. As mentioned above, we are currently in the longest cycle in recorded history. As such, value investors are lagging far behind less value focused investors, present company included. Over the twelve-month period ended October 31st, 2019, the Fund Class I Shares returned 10.78%, compared to the MSCI All Country World Index ex-US (“MSCI ACWI ex-US”), which returned 11.27% during the same period. On an annualized 3-year basis the Fund’s Class I Shares returned 4.36%, versus 8.07% for the MSCI ACWI ex-US. On an annualized since-inception basis, the Fund’s Class I Shares returned 6.00%, versus 4.17% for the MSCI ACWI ex-US.

Always, but especially during times when we have underperformed, we review our holdings and evaluate whether we’ve gotten it wrong (as we expect to roughly one-third of the time) or conversely whether the market is having another of its infamous bipolar moments, focusing on popularity and emotions rather than fundamentals. It’s wont to do so over short periods of time, but analysis is particularly apropos as the current disconnect extends into the intermediate term. Also, on a consistent basis, we evaluate the Fund’s cash position. During times such as these, when passive investing is dominant and market conditions are unfavorable to value

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

investing, we hold a higher level of cash or money market instruments.

In this letter, we review some of our largest positions and discuss the current environment.

Uranium

Uranium remains, in our view, one of the Fund’s most compelling investments. As a value investor, it is a rare opportunity when both the fundamentals and the valuations are compelling. Such is the case with uranium. Uranium demand has been growing for the past six years and, the World Nuclear Association (“WNA”) expects that growth to continue. Between 2016-2020, there are expected to be 47 new reactors online built in 11 countries, and recently, the WNA revised its nuclear generating capacity projections upwards, the first time in eight years. Their projections include three scenarios, covering a range of possibilities for nuclear power to 2040. Even the lower demand scenario, a scenario that supposes an environment with deteriorating public sentiment, declining demand growth in the US and Europe, and more challenging nuclear economics, will require new uranium mines to be developed to meet demand.

A uranium price of $23.85 per pound, which is down 84% from its high in 2007, is not enough to bring on this demand. We estimate that uranium is trading at a third of its incentive price. Stated another way, the uranium price would have to go up three times before we start to see a significant, sizeable increase in mine supply. This estimate is based on conversations with management teams, aggregated industry data on extraction costs, and anecdotal evidence. The prolonged depressed uranium prices have forced companies to cut supply including Cameco Corp. (“Cameco”), the second largest uranium producer in the world. In July 2018, Cameco shut down the world’s largest uranium mine and decided it makes more economic sense to buy uranium on spot to fulfill their contracts. In addition, NAC Kazatomprom JSC, the world’s largest uranium mining company, has curbed planned production growth. These actions are bullish for the long-term price of uranium and bullish for the share prices of the Fund’s uranium holdings, Cameco and Kazatomprom. Kazatomprom and Cameco control around 60% of the market and have low cost mines that will be able to produce for many decades in the future. We believe the producers will rerate to multiples of their current share prices.

Precious Metals

For many years, a large percentage of the portfolio has been invested in precious metals companies. Through the years, we have maintained our maximum position (except for briefly during 2016’s run-up), however the mix of companies has changed: we sold some companies as they approached their risk-adjusted intrinsic value while we sold others to take advantage of better opportunities in the mining space.

As with uranium, gold mining companies trade much lower than what the fundamentals would lead one to believe. Gold demand remains strong, and demand from central banks grew sharply in 2018. Meanwhile, supply is effectively fixed. New mine supply only adds roughly 2% to the above ground gold stock, meaning any increase in demand will have to be met with higher gold prices. Furthermore, large, industry leading, new gold mines will need much higher gold prices to attract the capital necessary to build them.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

These dynamics are starting to be recognized in the market: the gold price increased from $1,214 an ounce to $1,512 an ounce during the year. However, this price is still under our estimated incentive price and well under our estimated price of gold if it were to be valued as money. Since gold supply is fixed, valued as money, a gold ounce’s value in dollar terms increases with every incremental dollar printed by the central bank. Thus, as central banks resumed QE and printed billions of dollars to support the repo market, the intrinsic dollar price of gold increased in 2019. We note that historically central banks have never been able to pull money out of the financial system without causing significant market volatility. Thus, money printed is assumed to have permanently increased the money supply base.

While the fundamentals for a higher gold are supportive, we take comfort in the fact that many of our holdings are trading below liquidation value using current gold prices. Thus, we believe our downside risk is minimal. The portfolio owns a diversified group of metals companies, diversifying across geology, geographies, and management teams. Our largest positions, Newcrest Mining Ltd. (“Newcrest”) and Wheaton Precious Metals Corp. (“Wheaton”), were notable contributors to the Fund’s returns. Wheaton is a precious metals streaming company that has exposure to long-lived, low cost mines that are managed by experienced operators. Wheaton’s streaming model provides the company with significant leverage to rising gold and silver prices since it is not exposed to operating cost or capex inflation. For years, one of the largest concerns for the market was a tax audit by the Canadian Revenue Authority. In late 2018, the case was settled for a de minimis payment and the stock performed as we would expect in a rising gold and silver price environment: the gold and silver prices were up 24% and 27% respectively for the year, while Wheaton was up 74%. Newcrest is a senior gold producer and owner of one of the largest gold reserve and resource endowments globally. They historically were focused primarily in Australia and Papua New Guinea, however, they invested countercyclically and have been able to purchase stakes in large deposits in Ecuador and Canada for an inexpensive price. For example, in 1Q 2019, Newcrest purchased 70% of the Red Chris gold and copper mine in British Columbia for $800 million, which is 1/3 of our estimated value. We appreciate partnering with companies that can take advantage of the cycle. We continue to view the shares of both companies to be attractively priced.

Maintaining a diversified portfolio of companies is important to reduce idiosyncratic risk. Mining is a tough business and upsets can happen. Turquoise Hill Resources Ltd. (“TRQ”), a copper/gold mining company, had a disappointing year. TRQ owns 66% of Oyu Tolgoi, a very large copper/gold deposit in the Gobi desert in Mongolia. The mine has 47 billion pounds of copper and 25 million ounces of gold, and once fully producing, will be the 3rd largest copper mine in the world. TRQ has been successfully mining the open pit since 2013 and it is currently building the underground portion of the mine under the direction of Rio Tinto, the majority owner of TRQ and operator of the project. In July 2019, the company announced cost overruns of between $1.2 billion and $1.9 billion, a 20%-40% overrun to the original capital expenditure (“capex”) estimate, and a delay to first production from the underground development. We note that costs in the mining business are extremely difficult to predict and cost overruns in capital is not a rare occurrence. We believe the market often overreacts, which provides us the opportunity to buy world class businesses at inexpensive prices. Such

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

was the case with TRQ: while the additional capex reduced our theoretical value by 8% while the market drove TRQ’s price down -44% the day of the announcement. We maintain our conviction in the long-term value of TRQ.

Natural Gas and Oil

Less straightforward than the fundamentals for uranium and gold are the fundamentals for natural gas and oil. Substitution risk exists in the long-term as the technology in carbon-free options such as nuclear, solar, wind, electric vehicles, and batteries improves. This transition, however, will not happen overnight and we believe that the world will continue to use hydrocarbons in some capacity for the foreseeable future. In the case of oil, demand has been growing, albeit slowly. Despite governments’ desire to reduce dependency on oil, it is proving to be difficult to do so. Supply growth over the years has been mixed but companies have recently become more vocal about investing in more supply. For natural gas, demand is growing strongly as the world shifts away from coal. Unlike uranium and gold however, supply in natural gas has grown faster than demand and continues to grow. As a result, natural gas prices have been on a downward path for the last couple of years and experienced a volatile year in 2019 falling from a high of $3.15 per mcf in March down to a low of $2.37 per mcf in August, a 25% decline. Between 2011 and today, natural gas prices have dropped 70%.

With natural gas, as with all the commodities in which we invest, we find the shares of companies are most attractively priced when the industry is oversupplied. The natural gas companies have been poor capital allocators, buying assets at the wrong time in the cycle, and pursued a strategy focusing on production growth at the expense of profitability. The natural gas price and the share prices of natural gas companies in the US are clearly reflecting these past mistakes. However, European natural gas markets have done well. Gazprom PJSC (“Gazprom”) is the largest producer of natural gas in the world, with reserves over three times those of its next biggest non-government competitor. It has a monopoly on gas exports from Russia and is one of the main suppliers of gas to Europe, with about 25% market share. The European natural gas market is growing as Europe shifts away from more carbon emitting electricity sources. Europe does not have the natural gas reserves that the US does and thus it would be extremely difficult to substitute away from Gazprom. In addition to this competitive advantage, we are attracted to Gazprom’s low-cost reserves, which should provide many years of profitable production. Gazprom’s share price was up 85% during the year and we trimmed on strength.

In the oil space, a notable detractor was MEG Energy Corporation (“MEG”), a Canadian oil explorer, producer and owner of a very large resource base, which declined sharply after Husky Energy rescinded its hostile bid to acquire MEG. While we were unhappy to see the share price decline, we also believe the Husky proposal significantly undervalued MEG’s assets. During the year, MEG was also negatively impacted by constrained oil transportation capacity and, as a result, has been receiving a significantly lower price per barrel than Western Texas Intermediate (“WTI”), a benchmark used in oil pricing. We believe this bottleneck will eventually be resolved. Despite this, MEG has generated $132 million of free cash flow and paid down $300 million debt, strengthening its balance sheet. We added to MEG on weakness.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

Utilities

The Fund owns sizeable positions in electricity generating utilities. Here again, demand is growing as more of the global population enters the middle class and demands electricity. Incumbents in the industry have many advantages, however the primary advantage is that the electricity generating capacity has already been built. Today, we are finding opportunities, particularly in emerging markets, where the companies are trading less than the price it would take to replace these assets, age-adjusted. RusHydro PJSC, the largest hydro-electric generating company in Russia, and one of the largest in the world, is trading slightly higher than a third of book value and a little more than a tenth of our estimate of their economic book value. Electricite de France SA (“EDF”), owner of the world’s largest fleet of nuclear power reactors, is also trading at 65% of book value and 25% of economic book value. While it is true that governments have the power to depress returns over the short-term, over the long-term, governments will ultimately be forced to choose between allowing companies to earn a fair rate of return on invested capital or reduced electric generating capacity. In our experience, history has shown that voters like low electricity rates until it means they don’t get to have electricity.

Telecommunications

We own several dominant telecommunications (“telecom”) companies in China and Korea. Demand for telecommunications services is growing globally, particularly in emerging markets. Yet today’s price multiples on companies in market leading positions do not reflect this dynamic: KT Corp., the #1 player in the fixed line business and the #2 player in the mobile phone business, is trading at less than half of book value and a 9% earnings yield (even with depressed margins); China Telecom Corporation Ltd. and China Mobile Ltd., both dominant players in the China, are both trading at 10x (10 times) earnings. All three have world-leading technology. The earnings of these companies are stable. Like utilities, telecom companies, face challenges in the regulatory environment where governments effectively dictate the price a company can charge for its services. The government’s choice is the same: allow the companies to earn a fair rate of return on investments or accept an environment where investments in capital are not made. We believe the former choice is made in the long run.

New positions in the Fund

We took advantage of the increased global market bifurcation to buy new positions in inexpensive stocks. We added the following companies to the portfolio: General Electric Co. (“General Electric”), Pan American Silver Corp. (“Pan American Silver”), Fresnillo PLC (“Fresnillo”), Kazatomprom, Korea Electric Power Corp., and LG Corp. Below we highlight some of the larger positions:

General Electric, a US based conglomerate with businesses in Aviation, Healthcare, Power, Oil and Gas, Power and Lighting, was first purchased in November of 2018 after a significant drop in the share price. General Electric has market leading positions in high barrier to entry industries, most notably in their jet engine and medical imaging equipment businesses. While debt remains a concern, we believe that the value of their assets more than cover their future

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

liabilities. Throughout the year we added on weakness and trimmed on strength.

In the materials space, we added two precious metals names: Pan American Silver and Fresnillo. Pan American Silver is a silver/gold mining company that owns and operates mines in Mexico and other South American countries. The company arguably has two of the best silver deposits in the world. We bought Pan American after the company acquired Tahoe Resources for an inexpensive price in early 2019. Fresnillo is another very large silver mining company with significant exposure to gold. Fresnillo’s share price fell on news that extraction costs increased dramatically. We purchased the stock since we place higher import on their extremely large reserve and resource.

In the energy sector, we participated in Kazatomprom’s IPO in late 2018. Kazatomprom, as mentioned earlier in this letter, is the largest uranium company in the world.

Korea Electric Power, Kepco, is a dominant, integrated, and government owned electric utility in South Korea, controlling 100% of the country’s distribution and transmission assets and 76% of the nation’s power generating capacity. The company owns a diversified mix of electricity generating assets and is trading at less than a third of book value and a significantly larger discount to the age adjusted economic book value.

Eliminations in the Fund

Finally, we exited certain names either on strength or to deploy capital toward more attractive opportunities. Eliminated positions include: Goldcorp Inc., Kinross Gold Corp., and Lukoil PJSC.

We appreciate your continued support.

Kind Regards,

Kopernik Global Investors, LLC

Definition of Comparative Index

MSCI All Country World Index ex-US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World ex-US Index captures large and mid-cap representation across 22 developed (excluding the United States) and 26 emerging market country indexes.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019
(Unaudited)

Growth of a $1,000,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2019(1)
	One Year Return	Three Year Return	Annualized Inception to Date*
Class A Shares, with load**	-3.75%	-0.92%	-0.06%
Class A Shares, without load**	2.09%	1.06%	0.93%
Class I Shares	2.36%	1.35%	1.18%
MSCI All Country World Index	12.59%	11.33%	7.26%

*	Commenced operations on November 1, 2013.
**	Refers to the individual maximum sales charge of 5.75%.
^	The graph is based on Class I Shares only; performance for Class A Shares would have been lower due to differences in fee structures.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 14.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019
(Unaudited)

Growth of a $1,000,000 Investment

	Annualized Total Return for the Periods Ended October 31, 2019(1)
	One Year Return	Three Year Return	Annualized Inception to Date
Class I Shares	10.78%	4.36%	6.00%*
Investor Shares	N/A	N/A	9.61%**
MSCI All Country World ex-US Index	11.27%	8.07%	4.17%

*	Class I Shares commenced operations on June 30, 2015.
**	Investor Class Shares commenced operations on December 10, 2018. Return represents cumulative inception to date.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

N/A – Not Applicable

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 24.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 93.4%	Shares	Value

AUSTRALIA — 3.3%
Newcrest Mining, Ltd.	1,506,861	$32,513,063

BRAZIL — 1.7%
BrasilAgro - Brasileira de Propriedades Agricolas	668,300	2,824,507
Centrais Eletricas Brasileiras SA	1,425,911	14,115,114

		16,939,621

CANADA — 29.5%
Bear Creek Mining Corp. *	1,363,480	2,567,330
Cameco Corp.	4,313,402	38,518,680
Centerra Gold, Inc. *	3,645,567	31,083,226
Conic Metals Corp. *(A)	784,769	268,124
Crescent Point Energy Corp.	3,913,874	14,293,322
Denison Mines Corp. * (B)	12,812,170	5,933,812
Dundee Corp., Cl A *	2,419,423	1,763,455
Fission Uranium Corp. * (B)	11,794,000	2,596,811
Gabriel Resources, Ltd. *(A)	5,631,603	2,779,244
International Tower Hill Mines, Ltd. *(A)	3,761,135	2,081,788
Ivanhoe Mines, Ltd., Cl A *	4,838,635	12,013,011

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued	Shares	Value
CANADA — continued
Lundin Gold, Inc. *	1,141,826	$6,848,702
MEG Energy Corp. * (B)	7,526,731	28,915,996
New Gold Inc. * (B)	16,667,089	17,500,443
NexGen Energy Ltd. * (B)	9,576,821	12,360,941
Northern Dynasty Minerals, Ltd. (CAD) * (B)	4,770,289	2,788,795
Northern Dynasty Minerals, Ltd. (USD) * (B)	4,125,345	2,352,684
Novagold Resources, Inc. *	1,797,552	13,086,179
Pan American Silver Corp.	838,636	14,243,632
Seabridge Gold, Inc. * (B)	1,236,851	15,936,042
Sprott, Inc. (B)	5,611,434	12,951,757
Turquoise Hill Resources, Ltd. *	25,202,159	10,524,422
Uranium Participation Corp. * (B)	7,102,833	20,708,282
Wheaton Precious Metals Corp.	681,676	19,134,645

		291,251,323

CHINA — 4.9%
China Mobile, Ltd.	517,000	4,209,394
China Telecom Corp, Ltd., Cl H	36,112,000	15,392,400
Guangshen Railway Co., Ltd., Cl H (B)	37,880,679	12,133,884
NVC Lighting Holding, Ltd. *	33,359,203	4,768,064
PAX Global Technology, Ltd. (B)	27,244,000	11,925,410

		48,429,152

FRANCE — 2.9%
Electricite de France SA	2,766,866	28,550,606

GREECE — 1.5%
Diana Shipping, Inc. * (B)	2,041,918	7,493,839
Tsakos Energy Navigation, Ltd. (B)	2,105,864	7,475,817

		14,969,656

HONG KONG — 0.1%
Luks Group Vietnam Holdings Co., Ltd. (A)	6,675,000	1,465,170

JAPAN — 8.6%
Fukuda	44,100	1,919,345
Inpex Corp.	620,200	5,791,941

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued	Shares	Value
JAPAN — continued
Japan Steel Works, Ltd.	290,263	$6,222,417
Kamigumi Co., Ltd.	377,750	8,584,114
Kurita Water Industries, Ltd.	68,600	1,994,666
Mitsubishi Corp.	756,700	19,367,708
Mitsui & Co., Ltd.	1,813,900	31,368,259
Organo Corp.	178,000	9,790,907

		85,039,357

KAZAKHSTAN — 0.8%
NAC Kazatomprom JSC GDR (C)	618,598	8,320,143

LEBANON — 0.1%
Solidere ADR *	174,732	952,289

NORWAY — 0.9%
Stolt-Nielsen, Ltd.	700,174	8,634,019

RUSSIA — 16.4%
Etalon Group, Ltd. GDR (B)	7,503,964	13,357,056
Federal Grid Unified Energy System PJSC	9,010,356,978	25,949,828
Gazprom PJSC	3,722,396	15,105,416
Gazprom PJSC ADR	2,411,391	19,300,774
Lenta Ltd. GDR *	3,262,301	10,716,659
LSR Group PJSC	277,478	3,073,982
Moscow Exchange MICEX-RTS PJSC	5,347,523	7,931,409
Polyus PJSC GDR	258,622	15,219,905
RusHydro PJSC	2,813,392,314	22,386,163
RusHydro PJSC ADR	12,921,245	9,690,934
Sberbank of Russia PJSC	5,114,152	18,748,865

		161,480,991

SINGAPORE — 2.5%
Golden Agri-Resources, Ltd.	160,694,000	24,214,245

SOUTH AFRICA — 1.7%
Gold Fields, Ltd.	1,109,268	6,822,764

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued	Shares	Value
SOUTH AFRICA — continued
Impala Platinum Holdings, Ltd. *	1,501,021	$10,316,074

		17,138,838

SOUTH KOREA — 8.3%
Hankook Tire Worldwide Co., Ltd.	193,910	2,216,686
Hyundai Motor Co.	114,285	11,983,987
Korea Electric Power *	269,523	5,895,707
Korea Electric Power Corp. ADR *	952,652	10,364,854
KT Corp.	552,483	12,583,953
KT Corp. ADR	3,047,721	34,225,907
LG Corp.	77,665	4,632,731

		81,903,825

SRI LANKA — 0.5%
Hemas Holdings (A)	11,607,272	5,119,727

TURKEY — 0.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi REIT	18,431,735	3,900,896
Turkiye Halk Bankasi AS *	5,122,687	4,695,068

		8,595,964

UKRAINE — 3.2%
Astarta Holding NV *(A) (B)	654,547	3,015,201
Kernel Holding SA	703,803	7,828,937
MHP SA (LSE Shares) GDR (A)(B)	2,349,092	19,873,318
MHP SA (USD Shares) GDR (A)(B)(C)	44,627	377,544

		31,095,000

UNITED KINGDOM — 0.9%
Fresnillo PLC	299,869	2,757,898
Yellow Cake PLC * (B)(C)	2,714,810	6,547,981

		9,305,879

UNITED STATES — 4.7%
Cloud Peak Energy, Inc. * (B)	2,655,654	14,606
General Electric Co.	1,286,756	12,841,825
Range Resources Corp. (B)	4,912,406	19,796,996

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

COMMON STOCK — continued			Shares	Value
UNITED STATES — continued
Southwestern Energy Co. *			6,577,970	$13,484,839

				46,138,266

TOTAL COMMON STOCK (Cost $1,008,045,876)				922,057,134

CONVERTIBLE BONDS — 2.4%			Face Amount

CANADA — 2.4%
Gabriel Resources, Ltd. 0.025%, 06/30/21 (A)(D)(E)		CAD	15,950,000	23,393,713

INDIA — 0.0%
REI Agro, Ltd. 5.500%, 11/13/14 (A)(C)(D)(E)(F)	$		723,000	—

TOTAL CONVERTIBLE BONDS
(Cost $14,817,321)				23,393,713

PREFERRED STOCK — 1.8%			Shares

GERMANY — 0.7%
Draegerwerk & KGaA 0.900%			122,729	7,193,024

SOUTH KOREA — 1.1%
Hyundai Motor Co. 4.170%			154,509	10,531,234
Hyundai Motor Co. 4.170%			5,100	319,996

				10,851,230

TOTAL PREFERRED STOCK
(Cost $16,833,687)				18,044,254

WARRANT — 0.3%			Number of Warrants

CANADA — 0.3%
Gabriel Resources, Ltd., Expires 06/30/21*(A)(C)(D)(E)			11,428,804	2,516,402

TOTAL WARRANT

(Cost $–)				2,516,402

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

RIGHTS — 0.1%	Number of Rights	Value
CANADA — 0.1%
Gabriel Resources, Ltd., Expires 06/30/21*(A)(C)(D)(E)	15,950	$—
Pan American Silver Corp. *#(A)(D)(E)	2,532,384	855,600

TOTAL RIGHTS
(Cost $–)		855,600

PURCHASED OPTION — 0.2%

UNITED STATES — 0.2% *(G)

TOTAL PURCHASED OPTION
(Cost $10,541,832)		2,420,550

TOTAL INVESTMENTS— 98.2%
(Cost $1,050,238,716)		969,287,653

Other Assets and Liabilities, Net — 1.8%		18,019,918

NET ASSETS — 100.0%		$987,307,571

*	Non-income producing security.
#	Expiration date not available.
(A)	Securities considered illiquid. The total value of such securities as of October 31, 2019 was $61,745,831 and represented 6.3% of Net Assets.
(B)	Affiliated investment.
(C)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2019 was $17,762,070 and represents 1.8% of Net Assets.

(D)

Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total market value of such securities as of October 31, 2019 was $26,765,715 and represented 2.7% of Net Assets.

(E)	Level 3 security in accordance with fair value hierarchy.
(F)	Security in default on interest payments.
(G)	Refer to table below for details on Options Contracts.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 0.2%
Put Options
November 19 Puts on SPX*	1,793	$544,634,508	$3,000.00	11/15/19	$2,420,550

TOTAL PURCHASED OPTION
(Cost $10,541,832)		$544,634,508			$2,420,550

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint Stock Company

LSE — London Stock Exchange

Ltd. — Limited

PJSC — Public Joint Stock Company

REIT — Real Estate Investment Trust

SPX — Standard & Poor’s 500 Index

USD — U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

The list of inputs used to value the Fund’s investments as of October 31, 2019 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$32,513,063	$—	$—	$32,513,063
Brazil	16,939,621	—	—	16,939,621
Canada	290,983,199	268,124	—	291,251,323
China	48,429,152	—	—	48,429,152
France	28,550,606	—	—	28,550,606
Greece	14,969,656	—	—	14,969,656
Hong Kong	1,465,170	—	—	1,465,170
Japan	85,039,357	—	—	85,039,357
Kazakhstan	8,320,143	—	—	8,320,143
Lebanon	952,289	—	—	952,289
Norway	8,634,019	—	—	8,634,019
Russia	161,480,991	—	—	161,480,991
Singapore	24,214,245	—	—	24,214,245
South Africa	17,138,838	—	—	17,138,838
South Korea	81,903,825	—	—	81,903,825
Sri Lanka	5,119,727	—	—	5,119,727
Turkey	8,595,964	—	—	8,595,964
Ukraine	31,095,000	—	—	31,095,000
United Kingdom	9,305,879	—	—	9,305,879
United States	46,138,266	—	—	46,138,266

Total Common Stock	921,789,010	268,124	—	922,057,134
Convertible Bonds	—	—	23,393,713	23,393,713
Preferred Stock
Germany	7,193,024	—	—	7,193,024
South Korea	10,851,230	—	—	10,851,230

Total Preferred Stock	18,044,254	—	—	18,044,254
Warrant	—	—	2,516,402	2,516,402
Rights	—	—	855,600	855,600
Purchased Option	2,420,550	—	—	2,420,550

Total Investments in Securities	$942,253,814	$268,124	$26,765,715	$ 969,287,653

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Convertible Bond	Warrants	Rights	Total
Beginning Balance as of November 1, 2018	$13,449,941	$868,153	$—‡	$14,318,094
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in appreciation/(depreciation)	9,943,772	1,648,249	—	11,592,021
Purchases	—	—	855,600	855,600
Sales	—	—	—	—
Amortization sold	—	—	—	—
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—

Ending balance as of October 31, 2019	$23,393,713	$ 2,516,402	$855,600	$26,765,715

Change in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$9,943,772	$ 1,648,249	$—	$11,592,021

Amounts designated as “—” are either $0 or have been rounded to $0.

‡ Rights are currently considered worthless and Level 3.

There were no transfers in or out of Level 3 for the year ended October 31, 2019.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND
OCTOBER 31, 2019

A summary of the Fund’s transactions in securities of affiliates for the year ended October 31, 2019 is set forth below:

Value 10/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2019	Dividend Income
Astarta Holding NV
$ 4,350,565	$ 612,038	$ —	$ —	$ (1,947,402)	$ 3,015,201	$ —
Cloud Peak Energy, Inc.
4,541,168	—	—	—	(4,526,562)	14,606	—
Denison Mines Corp.
6,561,985	1,222,590	—	—	(1,850,763)	5,933,812	—
Diana Shipping, Inc.
11,198,924	2,247,322	(5,781,822)	(445,874)	275,289	7,493,839	—
Etalon Group, Ltd. GDR
14,190,707	2,812,665	(138,202)	(479,186)	(3,028,928)	13,357,056	1,425,753
Fission Uranium Corp.
5,061,962	786,553	—	—	(3,251,704)	2,596,811	—
Guangshen Railway Co., Ltd.
11,705,504	2,270,803	—	—	(1,842,423)	12,133,884	287,056
MEG Energy Corp.
28,544,558	17,669,363	(3,333,312)	446,191	(14,410,804)	28,915,996	—
MHP SA GDR (LSE Shares)
18,338,249	7,530,377	—	—	(5,995,308)	19,873,318	1,104,041
MHP SA GDR (USD Shares)
524,367	—	—	—	(146,823)	377,544	31,569
New Gold Inc.
13,628,581	167,420	(907,423)	(1,323,097)	5,934,962	17,500,443	—
NexGen Energy, Ltd.
19,641,777	—	—	—	(7,280,836)	12,360,941	—
Northern Dynasty Minerals, Ltd. (CAD)
2,825,639	—	(928,671)	472,137	419,690	2,788,795	—
Northern Dynasty Minerals, Ltd. (USD)
1,337,780	860,857	—	—	154,047	2,352,684	—
PAX Global Technology, Ltd.
14,540,804	—	(1,096,496)	(695,328)	(823,570)	11,925,410	277,784
Range Resources Corp.
28,554,599	36,296,410	(5,034,333)	(1,601,413)	(38,418,267)	19,796,996	316,930
Seabridge Gold, Inc.
19,415,086	2,323,013	(6,858,055)	1,176,721	(120,723)	15,936,042	—
Sprott, Inc.
22,269,098	—	(10,599,794)	(36,632)	1,319,085	12,951,757	783,482
Tsakos Energy Navigation, Ltd.
9,406,700	—	(2,666,512)	(1,123,102)	1,858,731	7,475,817	276,270
Uranium Participation Corp.
24,495,318	—	—	—	(3,787,036)	20,708,282	—
Yellow Cake
7,025,428	938,756	—	—	(1,416,203)	6,547,981	—

Totals:
$ 268,158,799	$75,738,167	$(37,344,620)	$(3,609,583)	$ (78,885,548)	$224,057,215	$4,502,885

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019

SECTOR WEIGHTINGS (Unaudited)†:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 62.3%	Shares	Value
AUSTRALIA — 4.2%
Newcrest Mining, Ltd.	331,022	$7,142,357

BRAZIL — 0.4%
Centrais Eletricas Brasileiras SA	76,760	759,848

CANADA — 17.5%
Cameco Corp.	729,519	6,514,605
Crescent Point Energy Corp.	551,707	2,014,813
Ivanhoe Mines, Cl A *	517,556	1,284,950
MEG Energy Corp. * (A)	824,864	3,168,941
New Gold Inc. * (A)	1,887,120	1,981,476
Novagold Resources, Inc. *	410,031	2,985,026
Pan American Silver Corp.	115,971	1,969,684
Turquoise Hill Resources, Ltd. *	4,977,305	2,078,523
Wheaton Precious Metals Corp.	265,419	7,450,311

		29,448,329

CHINA — 4.9%
China Mobile, Ltd.	591,800	4,818,412
Guangshen Railway Co., Ltd., Cl H (A)	7,574,000	2,426,093

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019

COMMON STOCK — continued	Shares	Value

CHINA — continued
PAX Global Technology, Ltd. (A)	2,168,000	$948,990

		8,193,495

FRANCE — 0.4%
Electricite de France SA	60,000	619,125

HONG KONG — 0.7%
K Wah International Holdings, Ltd.	1,452,000	794,936
SJM Holdings, Ltd.	286,000	306,587

		1,101,523

JAPAN — 2.0%
Inpex Corp.	93,000	868,511
Kamigumi Co., Ltd.	50,200	1,140,761
Mitsubishi Corp.	24,600	629,636
Mitsui & Co., Ltd.	38,500	665,791

		3,304,699

KAZAKHSTAN — 2.4%
NAC Kazatomprom JSC GDR (B)	297,990	4,007,965

RUSSIA — 17.3%
Federal Grid Unified Energy System PJSC	638,908,542	1,840,057
Gazprom PJSC	1,431,787	5,810,166
Lenta Ltd. GDR *	894,748	2,939,247
LSR Group PJSC	74,754	828,147
LSR Group PJSC GDR	254,368	539,260
Magnit PJSC	39,279	1,981,384
Moscow Exchange MICEX-RTS PJSC	1,874,285	2,779,927
Polyus PJSC GDR	101,421	5,968,626
RusHydro PJSC	235,083,924	1,870,563
Sberbank of Russia PJSC	1,239,990	4,545,896

		29,103,273

SINGAPORE — 1.7%
Golden Agri-Resources, Ltd.	19,320,800	2,911,363

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019

COMMON STOCK — continued	Shares	Value
SOUTH AFRICA — 1.7%
Gold Fields, Ltd.	247,529	$1,522,474
Impala Platinum Holdings, Ltd. *	197,727	1,358,919

		2,881,393

SOUTH KOREA — 3.9%
Hyundai Motor Co.	9,706	1,017,777
Hyundai Motor Co. GDR	222	6,904
Korea Electric Power Corp. ADR *	61,878	673,233
KT Corp.	193	4,396
KT Corp. ADR	388,774	4,365,932
LG Corp.	7,032	419,460

		6,487,702

UKRAINE — 1.8%
MHP SA GDR (A)	361,636	3,059,440

UNITED KINGDOM — 1.1%
Fresnillo PLC	207,659	1,909,842

UNITED STATES — 2.3%
General Electric Co.	136,288	1,360,154
Royal Gold, Inc.	21,584	2,491,657

		3,851,811

TOTAL COMMON STOCK (Cost $97,295,585)		104,782,165

PREFERRED STOCK — 0.7%

SOUTH KOREA — 0.7%
Hyundai Motor Co. 4.170%	16,961	1,156,051

TOTAL PREFERRED STOCK (Cost $1,273,615)		1,156,051

U.S. TREASURY OBLIGATIONS — 26.1%	Face Amount
United States Treasury Bills (C) 1.702%, 11/19/19	$11,000,000	10,991,608
1.682%, 11/12/19	11,000,000	10,994,888

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019

U.S. TREASURY OBLIGATIONS — continued	Face	Value
1.681%, 11/26/19	$11,000,000	$10,988,236
1.652%, 11/05/19	11,000,000	10,998,143

TOTAL U.S. TREASURY OBLIGATIONS (Cost $43,971,223)		43,972,875

PURCHASED OPTION — 0.0%
UNITED STATES — 0.0% *(D)
TOTAL PURCHASED OPTION (Cost $1,303,315)		8,195

TOTAL INVESTMENTS — 89.1% (Cost $143,843,738)		149,919,286

Other Assets and Liabilities, Net — 10.9%		18,341,703

NET ASSETS — 100.0%		$168,260,989

*	Non-income producing security.
(A)	Affiliated investment.
(B)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities as of October 31, 2019 was $4,007,965 and represents 2.4% of Net Assets.

(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(D)	Refer to table below for details on Options Contracts.

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
PURCHASED OPTION — 0.0%
Put Options
iShares MSCI Emerging Markets ETF*	8,195	$34,894,310	$39.00	11/15/19	$8,195

TOTAL PURCHASED OPTION (Cost $1,303,315)		$34,894,310			$8,195

ADR — American Depositary Receipt

CI — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

JSC — Joint Stock Company

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019

MSCI — Morgan Stanley Capital International

PJSC — Public Joint Stock Company

The list of inputs used to value the Fund’s investments as of October 31, 2019 is as follows:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$7,142,357	$—	$—	$7,142,357
Brazil	759,848	—	—	759,848
Canada	29,448,329	—	—	29,448,329
China	8,193,495	—	—	8,193,495
France	619,125	—	—	619,125
Hong Kong	1,101,523	—	—	1,101,523
Japan	3,304,699	—	—	3,304,699
Kazakhstan	4,007,965	—	—	4,007,965
Russia	29,103,273	—	—	29,103,273
Singapore	2,911,363	—	—	2,911,363
South Africa	2,881,393	—	—	2,881,393
South Korea	6,487,702	—	—	6,487,702
Ukraine	3,059,440	—	—	3,059,440
United Kingdom	1,909,842	—	—	1,909,842
United States	3,851,811	—	—	3,851,811

Total Common Stock	104,782,165	—	—	104,782,165
Preferred Stock
South Korea	1,156,051	—	—	1,156,051

Total Preferred Stock	1,156,051	—	—	1,156,051
U.S. Treasury Obligations	—	43,972,875	—	43,972,875
Purchased Option	8,195	—	—	8,195

Total Investments in Securities	$105,946,411	$43,972,875	$—	$149,919,286

Amounts designated as “—” are either $0 or have been rounded to $0.

There were no transfers in or out of Level 3 for the year ended October 31, 2019.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND
OCTOBER 31, 2019

A summary of the Fund’s transactions in securities of affiliates for the year ended October 31, 2019 is set forth below.

Value 10/31/2018	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2019	Dividend Income

Guangshen Railway Co., Ltd.
$ 1,728,420	$ 1,051,193	$ —	$ —	$ (353,520)	$ 2,426,093	$53,481
MEG Energy Corp.
3,073,629	2,563,077	(695,825)	37,129	(1,809,069)	3,168,941	—
MHP SA
2,531,314	1,420,626	—	—	(892,500)	3,059,440	199,667
New Gold Inc.
741,359	1,094,250	(474,728)	(274,524)	895,119	1,981,476	—
PAX Global Technology, Ltd.
985,433	64,350	—	—	(100,793)	948,990	22,105

Totals:
$ 9,060,155	$ 6,193,496	$(1,170,553)	$(237,395)	$ (2,260,763)	$11,584,940	$275,253

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund	Kopernik International Fund
Assets:
Investments, at Value (Cost $728,634,647 and $130,722,971)	$745,230,438	$138,334,346
Affiliated Investments, at Value (Cost $321,604,069 and $13,120,767)	224,057,215	11,584,940
Cash	4,466,260	27,506,977
Cash Collateral on Options	—	655,092
Foreign Currency, at Value (Cost $2,311,796 and $7)	2,311,886	7
Receivable for Investment Securities Sold	11,817,966	5,340,840
Dividend and Interest Receivable	2,126,787	213,525
Receivable for Capital Shares Sold	1,232,898	123,819
Reclaim Receivable	248,654	—
Prepaid Expenses	27,312	14,800

Total Assets	991,519,416	183,774,346

Liabilities:
Payable for Investment Securities Purchased	2,250,315	15,290,133
Payable for Capital Shares Redeemed	983,949	40,807
Payable due to Adviser	756,645	123,927
Payable due to Administrator	72,240	12,207
Distribution Fees Payable (Class A Shares and Investor Shares, respectively)	10,362	48
Payable due to Trustees	6,360	1,071
Chief Compliance Officer Fees Payable	2,782	401
Unrealized Loss on Foreign Spot Currency Contracts	286	—
Other Accrued Expenses and Other Payables	128,906	44,763

Total Liabilities	4,211,845	15,513,357

Net Assets	$987,307,571	$168,260,989

Net Assets Consist of:
Paid-in Capital	$1,111,809,814	$159,485,140
Total Distributable Earnings (Loss)	(124,502,243)	8,775,849

Net Assets	$987,307,571	$168,260,989

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES
	Kopernik Global All-Cap Fund		Kopernik International Fund
Class A Shares:
Net Assets		$56,433,677	$	N/A
Outstanding Shares of beneficial interest (unlimited authorization - no par value)		5,786,237		N/A
Net Asset Value and Redemption Price, Per Share*		$9.75	$	N/A

Maximum Offering Price Per Share ($9.75/94.25%)		$10.34	$	N/A

Class I Shares:
Net Assets		$930,873,894		$168,010,621
Outstanding Shares of beneficial interest (unlimited authorization - no par value)		95,697,852		13,568,132
Net Asset Value, Offering and Redemption Price, Per Share		9.73		12.38

Investor Shares:
Net Assets	$	N/A		$250,368
Outstanding Shares of beneficial interest (unlimited authorization - no par value)		N/A		20,260
Net Asset Value, Offering and Redemption Price, Per Share		N/A		12.36

* Class A Shares are subject to a maximum contingent deferred sales charge of 0.75% if shares are redeemed within 18 months of purchase.

N/A — not applicable

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2019

STATEMENTS OF OPERATIONS
	Kopernik Global All-Cap Fund	Kopernik International Fund

Investment Income:
Dividends	$20,562,393	$2,710,793
Dividends from Affiliated Investments	4,502,885	275,253
Interest	1,015,280	1,076,654
Less: Foreign Taxes Withheld	(2,604,637)	(299,023)

Total Investment Income	23,475,921	3,763,677

Expenses:
Investment Advisory Fees	9,484,663	1,398,904
Administration Fees	893,746	131,839
Distribution Fees (Class A Shares and Investor Shares, respectively)	147,791	436
Trustees’ Fees	22,944	3,448
Chief Compliance Officer Fees	6,735	1,550
Custodian Fees	307,003	43,842
Transfer Agent Fees	123,835	60,654
Legal Fees	55,072	8,205
Registration and Filing Fees	51,394	39,779
Audit Fees	38,290	38,290
Printing Fees	25,232	9,758
Other Expenses	44,037	10,348

Total Expenses	11,200,742	1,747,053

Less:
Investment Advisory Fee Waiver	—	(39,819)
Fees Paid Indirectly — Note 4	(4,217)	(322)

Net Expenses	11,196,525	1,706,912

Net Investment Income	12,279,396	2,056,765

Net Realized Gain (Loss) on:
Investments	39,796,986	3,043,610
Affiliated Investments	(3,609,583)	(237,395)
Purchased Options	(14,655,149)	(750,346)
Foreign Currency Transactions	(374,774)	(31,526)

Net Realized Gain	21,157,480	2,024,343

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	103,898,084	15,483,096
Affiliated Investments	(78,885,548)	(2,260,763)
Purchased Options	(33,082,864)	(1,585,755)
Foreign Currency Transactions	96,276	(303)

Net Change in Unrealized Appreciation (Depreciation)	(7,974,052)	11,636,275

Net Realized and Unrealized Gain on Investments, Purchased Options and Foreign Currency Transactions	13,183,428	13,660,618

Net Increase in Net Assets Resulting from Operations	$25,462,824	$15,717,383

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$12,279,396	$9,539,607
Net Realized Gain on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions ..	21,157,480	51,347,348
Net Change in Unrealized Depreciation on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	(7,974,052)	(158,315,776)

Net Increase (Decrease) in Net Assets Resulting From Operations	25,462,824	(97,428,821)

Distributions:
Class A Shares	—	(2,846,709)
Class I Shares	(2,411,514)	(46,530,487)

Total Distributions	(2,411,514)	(49,377,196)

Capital Share Transactions(1):
Class A Shares
Issued	11,508,243	12,115,036
Reinvestment of Distributions	—	2,231,299
Redeemed	(13,933,748)	(21,267,935)

Net Class A Share Transactions	(2,425,505)	(6,921,600)

Class I Shares
Issued	225,427,185	334,198,211
Reinvestment of Distributions	1,693,185	32,389,956
Redeemed	(306,415,345)	(319,611,503)

Net Class I Share Transactions	(79,294,975)	46,976,664

Net Increase (Decrease) in Net Assets From Capital Share Transactions	(81,720,480)	40,055,064

Total Decrease in Net Assets	(58,669,170)	(106,750,953)

Net Assets:
Beginning of Year	1,045,976,741	1,152,727,694

End of Year	$987,307,571	$1,045,976,741

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net Investment Income	$2,056,765	$1,229,329
Net Realized Gain (Loss) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	2,024,343	(288,083)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Affiliated Investments, Purchased Options and Foreign Currency Transactions	11,636,275	(7,947,288)

Net Increase (Decrease) in Net Assets Resulting From Operations	15,717,383	(7,006,042)

Distributions:
Class I Shares	(1,740,139)	(1,231,005)

Investor Shares	(1,128)	—

Total Distributions	(1,741,267)	(1,231,005)

Capital Share Transactions(1):
Class I Shares
Issued	79,756,114	86,438,886
Reinvestment of Distributions	1,181,273	729,665
Redeemed	(55,290,016)	(33,375,353)

Net Class I Share Transactions	25,647,371	53,793,198

Investor Shares
Issued	237,939	–
Reinvestment of Distributions	1,127	–
Redeemed	(2,908)	–

Net Investor Share Transactions	236,158	–

Net Increase in Net Assets From Capital Share Transactions	25,883,529	53,793,198

Total Increase in Net Assets	39,859,645	45,556,151

Net Assets:
Beginning of Year	128,401,344	82,845,193

End of Year	$168,260,989	$128,401,344

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class A Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$ 9.55	$ 10.78	$ 10.14	$ 7.52		$ 8.69

Income (Loss) from Investment Operations:

Net Investment Income*	0.09	0.06	0.07	0.06		0.00 ^

Net Realized and Unrealized Gain (Loss)	0.11	(0.85)	0.88	2.59		(1.12)

Total from Investment Operations	0.20	(0.79)	0.95	2.65		(1.12)

Dividends and Distributions:

Net Investment Income	—	(0.44)	(0.31)	(0.03)		(0.05)

Capital Gains	—	—	—	—		(0.00)^

Total Dividends and Distributions	—	(0.44)	(0.31)	(0.03)		(0.05)

Net Asset Value, End of Year	$ 9.75	$ 9.55	$ 10.78	$ 10.14		$ 7.52

Total Return‡	2.09%	(7.76)%	9.60%	35.38%	†	(12.95)% †

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$ 56,434	$ 57,586	$ 72,257	$ 68,581		$ 78,531

Ratio of Expenses to Average Net Assets(1)	1.30%	1.29%	1.30%(2)	1.35%(2)		1.35%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.30%	1.29%	1.30%	1.31%		1.36%

Ratio of Net Investment Income to Average Net Assets	0.93%	0.54%	0.66%	0.72%		0.05%

Portfolio Turnover Rate	31%	44%	37%	39%		60%

*	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†

Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK GLOBAL
ALL-CAP FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Class I Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015

Net Asset Value, Beginning of Year	$ 9.53	$ 10.75	$ 10.11	$ 7.52	$ 8.71

Income (Loss) from Investment Operations:

Net Investment Income*	0.12	0.08	0.10	0.08	0.03

Net Realized and Unrealized Gain (Loss)	0.10	(0.84)	0.88	2.57	(1.13)

Total from Investment Operations	0.22	(0.76)	0.98	2.65	(1.10)

Dividends and Distributions:

Net Investment Income	(0.02)	(0.46)	(0.34)	(0.06)	(0.09)

Capital Gains	—	—	—	—	(0.00)^

Total Dividends and Distributions	(0.02)	(0.46)	(0.34)	(0.06)	(0.09)

Net Asset Value, End of Year	$ 9.73	$ 9.53	$ 10.75	$ 10.11	$ 7.52

Total Return‡	2.36%	(7.45)%	9.88%	35.53% †	(12.72)% †

Ratios and Supplemental Data

Net Assets, End of Year (Thousands)	$ 930,874	$ 988,391	$ 1,080,471	$ 819,144	$ 634,340

Ratio of Expenses to Average Net Assets(1)	1.05%	1.04%	1.05%(2)	1.10%(2)	1.10%

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.05%	1.04%	1.05%	1.06%	1.12%

Ratio of Net Investment Income to Average Net Assets	1.18%	0.83%	0.97%	0.99%	0.35%

Portfolio Turnover Rate	31%	44%	37%	39%	60%

*	Per share calculations were performed using average shares for the period.
‡	Total return is for the period indicated and has not been annualized.
†

Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
(2)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year or Period

	Class I Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015*

Net Asset Value, Beginning of Year/Period	$ 11.31	$ 11.92	$ 11.31	$ 9.25	$ 10.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)**	0.16	0.13	0.15	0.02	(0.00	)^

Net Realized and Unrealized Gain (Loss)	1.04	(0.58)	0.60	2.05	(0.75)

Total from Investment Operations	1.20	(0.45)	0.75	2.07	(0.75)

Dividends and Distributions:

Net Investment Income	(0.13)	(0.11)	(0.04)	(0.01)	—

Capital Gains	—	(0.05)	(0.10)	—	—

Total Dividends and Distributions	(0.13)	(0.16)	(0.14)	(0.01)	—

Net Asset Value, End of Year/Period	$ 12.38	$ 11.31	$ 11.92	$ 11.31	$ 9.25

Total Return†	10.78%	(3.83)%	6.68%	22.45%	(7.50)%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$ 168,011	$ 128,401	$ 82,845	$ 2,072	$ 1,066

Ratio of Expenses to Average Net Assets(1)	1.10%	0.93%	0.47%	1.10%	1.10%††

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.12%	1.13%	1.60%	10.26%	20.41%††

Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%	1.06%	1.24%	0.16%	(0.04)%††

Portfolio Turnover Rate	45%	34%	21%	50%	26%

*	Commenced operations June 30, 2015.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
^	Amount represents less than $0.005 per share.
(1)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.
Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK
INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

Investor Shares
Period Ended October 31, 2019(1)

Net Asset Value, Beginning of Period	$ 11.41

Income (Loss) from Investment Operations:

Net Investment Income**	0.14

Net Realized and Unrealized Gain	0.94

Total from Investment Operations	1.08

Dividends and Distributions:

Net Investment Income	(0.13)

Capital Gains	—

Total Dividends and Distributions	(0.13)

Net Asset Value, End of Period	$ 12.36

Total Return†	9.61%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$ 250

Ratio of Expenses to Average Net Assets(2)	1.35%††

Ratio of Expenses to Average Net Assets (Excluding Waivers, Recaptured Fees and Fees Paid Indirectly)	1.37%††

Ratio of Net Investment Income to Average Net Assets	1.32%††

Portfolio Turnover Rate	45%

**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

††	Annualized.
(1)	Investor Class Shares commenced operations December 10, 2018.
(2)	The ratio of expenses to average net assets excludes the effects of fees paid indirectly. If these expense offsets were included, the ratio would be equal to the ratio presented.

      Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 20 funds. The financial statements herein are those of the Kopernik Global All-Cap Fund and Kopernik International Fund (each a “Fund” and, collectively, the “Funds”). The investment objective of the Funds is long-term growth of capital. The Kopernik Global All-Cap Fund is diversified and invests primarily (at least 40% of its net assets) in equity securities of companies located in at least three countries other than the U.S. The Kopernik International Fund is diversified and invests primarily in equity securities of companies located throughout the world. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Kopernik Global All-Cap Fund was closed to certain new investments on March 31, 2017. Effective as of October 11, 2018, the Kopernik Global All-Cap Fund was made available to new investors.

Effective September 27, 2018, the Kopernik International Fund Class A shares were redesignated as Investor Class Shares. This share class name change had no impact on any Fund operations or investment policies. The Investor Class Shares commenced operations on December 10, 2018.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options for which the primary market is a national securities exchange are valued at the last bid price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2019, the total market value of securities in the Kopernik Global All-Cap Fund valued in accordance with fair value procedures was $26,765,715 or 2.7% of the Fund’s net assets. As of October 31, 2019, Kopernik International Fund had no fair valued securities.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset values. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset values if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Funds use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table summarizes the quantitative inputs and assumptions used for items categorized as recurring Level 3 assets as of October 31, 2019. The following disclosures also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

Assets	Fair Value at October 31, 2019	Valuation Techniques	Unobservable Input	Inputs
			Credit Spread	10%
			Volatility	60%
Convertible Bonds	$23,393,713	Matrix Pricing	Liquidity Risk	10%

		Multiples
Warrant	2,516,402	Method	Volatility	60%

		Adjusted Recent	Adjusted Trade
Rights	855,600	Trade	Price	$0.34

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any significant interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on securities purchased are accreted and amortized.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. There were no forward foreign currency contracts for the year ended October 31, 2019.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Kopernik Global All-Cap Fund and Kopernik International Fund had open option contracts as of October 31, 2019 as disclosed in the Funds’ Schedule of Investments.

For the year ended October 31, 2019, the average quarterly market value of purchased option contracts held were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Average Quarterly Market Value	$4,661,588	$306,634

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2019, the Kopernik Global All-Cap Fund and Kopernik International Fund paid $893,746 and $131,839, respectively, for these services.

The Funds have adopted a distribution plan with respect to the Class A Shares and Investor Class Shares in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Because these fees are paid out of the Funds’ assets continuously, over time, these fees will increase the cost of your investment. Under the distribution plan, the Funds may receive up to 0.25% of the average daily net assets of the Class A Shares and Investor Class Shares as compensation for distribution and shareholder services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year ended October 31, 2019, the Kopernik Global All-Cap Fund and Kopernik International Fund earned cash management credits of $4,217 and $322, respectively, which were used to offset transfer agent expenses. These amounts are labeled “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate of 0.90% of the Funds’ average daily net assets. The Adviser has contractually agreed (effective November 1, 2013 for the Kopernik Global All-Cap Fund and June 30, 2015 (revised February 8, 2017 and March 1, 2018) for the Kopernik International Fund) to reduce its fees and/or reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2020 (the “Contractual Expense Limit”). This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2020.

	Class A Shares	Class I Shares	Investor Class Shares
Kopernik Global All-Cap Fund	1.35%	1.10%	N/A
Kopernik International Fund	N/A	1.10%	1.35%
N/A/ - Not Applicable

Prior to March 1, 2018, the Contractual Expense Limit for the Kopernik International Fund was 0.70% for Investor Class Shares and 0.45% for Class I Shares.

If at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may receive from the Funds the difference between the total annual fund operating expenses (not including excluded expenses) and the Contractual Expense Limit to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any other agreement) was in place.

As of October 31, 2019, there are no previously waived fees that are eligible to be recaptured for the Kopernik Global All-Cap Fund. As of October 31, 2019, fees for the Kopernik International Fund which were previously waived by the Adviser that can be recaptured, up to the expense cap in place at the time the expenses were waived, were $264,029 expiring in 2020, $241,312 expiring in 2021 and $39,819 expiring in 2022.

6. Share Transactions:

Kopernik Global All-Cap Fund	Year Ended October 31, 2019	Year Ended October 31, 2018
Shares Transactions:
Class A Shares
Issued	1,167,232	1,174,706
Reinvestment of Distributions	–	210,898
Redeemed	(1,412,391)	(2,058,131)

Decrease in Class A Shares	(245,159)	(672,527)

Class I Shares
Issued	23,115,728	32,009,451
Reinvestment of Distributions	183,444	3,075,969
Redeemed	(31,366,425)	(31,787,807)

Increase (Decrease) in Class I Shares	(8,067,253)	3,297,613

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

Kopernik International Fund	Year Ended October 31, 2019	Year Ended October 31, 2018
Shares Transactions:
Class I Shares
Issued	6,813,687	7,217,685
Reinvestment of Distributions	106,420	60,354
Redeemed	(4,709,665)	(2,870,669)

Increase in Class I Shares	2,210,442	4,407,370

Investor Shares
Issued	20,408	–
Reinvestment of Distributions	102	–
Redeemed	(250)	–

Increase in Investor Shares	20,260	–

7. Investment Transactions:

For the year ended October 31, 2019, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Kopernik Global All-Cap Fund	$303,030,723	$365,459,677
Kopernik International Fund	46,122,771	50,143,495

There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings (loss) or paid-in capital as appropriate, in the period that the difference arises.

During the year ended October 31, 2019, the Funds had no permanent differences between distributable earnings (loss) and paid-in-capital. Differences between undistributed net investments income and accumulated net realized gain (loss) were primarily attributable to foreign exchange gain (loss), and investments in real estate investment trusts (REITs) and passive foreign investments companies (PFICs).

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

The tax character of dividends and distributions declared for the Funds during the years ended October 31, 2019 and 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik Global All-Cap Fund
2019	$2,411,514	$—	$2,411,514
2018	49,377,196	—	49,377,196

	Ordinary Income	Long-Term Capital Gain	Total
Kopernik International Fund
2019	$1,741,267	$—	$1,741,267
2018	1,168,068	62,937	1,231,005

As of October 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

	Kopernik Global All-Cap Fund	Kopernik International Fund
Undistributed Ordinary Income	$24,103,564	$4,030,928
Undistributed Long-Term Capital Gain	–	241,942
Capital Loss Carryforwards	(41,297,333)	–
Unrealized Appreciation (Depreciation)	(107,308,465)	4,502,979
Other Temporary Differences	(9)	–

Total Distributable Earnings (Loss)	$(124,502,243)	$8,775,849

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Kopernik Global All-Cap Fund	$8,265,726	$33,031,607	$41,297,333
Kopernik International Fund	—	—	—

During the year ended October 31, 2019, the Kopernik International Fund utilized capital loss carryforwards of $786,106 to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to passive foreign investment companies, derivatives and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, including derivatives, held by the Funds at October 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Kopernik Global All-Cap Fund	$1,076,726,291	$149,332,679	$ (256,641,144)	$ (107,308,465)
Kopernik International Fund	145,415,938	17,290,542	(12,787,563)	4,502,979

9.Risks:

The Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. The following risks pertain to the Funds, unless otherwise noted.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Equity Risk — Since they purchase equity securities, the Funds are subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Funds’ securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Funds Risk (Kopernik International Fund) — The Fund may invest in ETFs. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected.

Foreign/Emerging and Frontier Market Security Risk — Non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. Non-U.S. securities are also subject to risks associated with the potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. These additional risks may be heightened with respect to emerging and frontier market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk — To the extent that a large portion of their portfolios is invested in a particular country or region, the Funds may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within that country or region. As a result, the Funds may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk — Certain securities, including privately placed securities and securities of emerging or frontier market issuers, may be difficult or impossible to sell at the time and the price that the Funds would like. The Funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Purchasing Put Options Risk (Kopernik Global All-Cap Fund) — A put option gives the buyer the right, but not the obligation, to sell an underlying instrument at a specific exercise price before a specific expiration date. When a Fund purchases a put option on an index, it may lose the entire premium paid if the index does not fall below the exercise price before the expiration date.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, the Funds’ investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Funds invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization companies may be less liquid than the market for larger capitalization companies.

10.     Concentration of Shareholders:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that were held on behalf of multiple underlying shareholders was as follows:

	No. of Shareholders	% Ownership

Kopernik Global All-Cap Fund, Class A Shares	4	58%

Kopernik Global All-Cap Fund, Class I Shares	2	52%

Kopernik International Fund, Class I Shares	3	76%

Kopernik International Fund, Investor Class Shares	1	100%

11.     Other:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12.     Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

13.     New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

14.     Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of

Kopernik Global All-Cap Fund and Kopernik International Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Kopernik Global All-Cap Fund and Kopernik International Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 27, 2019

We have served as the auditor of one or more investment companies in Kopernik Global Investors, LLC since 2013.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

● Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

● Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/19	Ending Account Value 10/31/19	Annualized Expense Ratios	Expenses Paid During Period*

Kopernik Global All-Cap Fund

Actual Fund Return

Class A Shares	$1,000.00	$993.90	1.29%	$6.48

Class I Shares	1,000.00	995.90	1.04	5.23

Hypothetical 5% Return

Class A Shares	$1,000.00	$1,018.70	1.29%	$6.56

Class I Shares	1,000.00	1,019.96	1.04	5.30

Kopernik International Fund

Actual Fund Return

Class I Shares	$1,000.00	$1,048.30	1.10%	$5.68

Investor Shares	1,000.00	1,047.50	1.35	6.97

Hypothetical 5% Return

Class I Shares	$1,000.00	$1,019.66	1.10%	$5.60

Investor Shares	1,000.00	1,018.40	1.35	6.87

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

This page intentionally left blank.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Klauder

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES [3] [4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.
N. Jeffery Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Trustees oversee 20 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-855-887-4KGI. The following chart lists Trustees and Officers as of October 31, 2019.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INDEPENDENT TRUSTEES[3]

Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Robert Mulhall (Born: 1958)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

3         Trustees oversee 20 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
James Bernstein	Vice President and	Attorney, SEI Investments, since 2017.
(Born: 1962)	Assistant Secretary
(Since 2017)

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II

Name and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007
Bridgett E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

Other Directorships Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 20, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates to the Kopernik Global All-Cap Fund. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Kopernik Global All-Cap Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	KOPERNIK FUNDS
OCTOBER 31, 2019
(Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)	Foreign Tax Credit(6)
Kopernik Global All-Cap Fund
0.00%	100.00%	100.00%	1.41%	77.87%	10.48%	2.44%	0.00%	50.88%
Kopernik International Fund
0.00%	100.00%	100.00%	0.00%	15.05%	0.00%	0.00%	0.00%	14.55%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2019. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2019. For Kopernik Global All-Cap Fund, the total amount of foreign source income is $17,543,735 and the total amount of foreign tax paid is $2,497,757. For Kopernik International Fund, the total amount of foreign source income is $2,724,572 and the total amount of foreign tax paid is $296,427. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2019. Complete information will be computed and reported with your 2019 Form 1099-DIV.

Kopernik Funds

P.O. Box 219009

Kansas City, MO 64121-9009

855-887-4KGI

Adviser:

Kopernik Global Investors, LLC

Two Harbour Place

302 Knights Run Avenue, Suite 1225

Tampa, Florida 33602

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

KGI-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund II (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$123,000	None	None	$123,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	None	None	$105,000	None	None	$120,000
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$20,118	None	None	$54,150	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $105,000 and $120,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 8, 2020

*	Print the name and title of each signing officer under his or her signature.